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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                          DATE OF REPORT: JULY 2, 1996

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                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    Delaware                    0-26802                       31-1013521
- ----------------          -------------------            --------------------
(STATE OR OTHER          (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                         IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                             8275 North High Street
                              Columbus, Ohio 43235
                                 (614) 825-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                   ----------

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM  5.  OTHER EVENTS.

         On July 3, 1996, Checkfree Corporation, a Delaware corporation ("Checkfree"), announced the resignation of Robert E. Bowers, its Executive Vice President and Chief Financial Officer. Checkfree has begun a search to hire a new Chief Financial Officer.

         Checkfree's press release issued July 3, 1996 regarding Mr. Bowers' resignation is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

    Exhibit No.                    Description

       99(a) Press release of Checkfree Corporation issued July 3, 1996, regarding Mr. Bowers' resignation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHECKFREE CORPORATION

Date:  July 5, 1996                  By: /s/ John M. Stanton
                                        --------------------
                                        John M. Stanton, Vice President
                                        and Treasurer


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                                  EXHIBIT INDEX

    Exhibit No.                             Description                                   Page
       99(a)          Press release of Checkfree Corporation issued
                      July 3, 1996, regarding Mr. Bowers' resignation.


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